NEW DEVONSHIRE, WEST, LIMITED PARTNERSHIP,
An Ohio Limited Partnership

Distribution of Funds Memorandum

January 30, 1997

As used herein, the following terms have the following meanings. Capitalized terms used herein and not otherwise defined in the text of this Memorandum shall have the meanings set forth in the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of January 30, 1997 (the "Operating Partnership Agreement").

Operating
Partnership             New Devonshire, West, Limited Partnership,
                   An Ohio Limited Partnership
 Investment
Limited Partner:        Boston Capital Tax Credit Fund IV, L.P., a
Delaware limited partnership, which is the Investment Limited Partner of the Operating
Partnership

Agreement:              Capital Contribution Escrow Agreement by and
among the Investment Limited Partner, its general partner and (the "Bank") relating to the capital contribution to the Limited
Partner.

1. The Operating Partnership is entitled to receive Capital Contributions from the Investment Limited Partner pursuant to the terms of the Operating Partnership Agreement. The General Partners of the Operating Partnership and/or their affiliates are entitled to receive certain payments from the Operating Partnership pursuant to the terms set forth in the Operating Partnership Agreement.

2. Under the Agreement, the capital contribution of the assignor limited partner of the Investment Limited Partner will first be deposited with the Bank which will place such funds in an Escrow Account for the Investment Limited Partner. Upon satisfaction of certain conditions set forth in the Operating Partnership Agreement, the Investment Limited Partner will make the installments of its Capital Contribution to the Operating Partnership.

3. At the time that each installment of its Capital Contribution is made by the Investment Limited Partner to the Operating Partnership is to receive and/or pay such sums as set forth in the attached Distribution Table. In order to satisfy those payment obligations, but to eliminate the need for multiple or offsetting payments, the Operating Partnership and the General Partners, acting in their own capacity as well as for and on behalf of such affiliates, hereby agree that the Investment Limited Partner shall pay, on behalf of the Operating Partnership and the General Partners and their affiliates, out of the proceeds of the capital contribution of its assignor limited partner, such amounts to such recipients as are set forth in the attached Distribution Table. The General Partners agree to insure that the appropriate Journal entries are recorded in the Operating Partnership's financial records.


OPERATING PARTNERSHIP:                      NEW DEVONSHIRE, WEST,
                                                                  LIMITED
PARTNERSHIP

                                                                  By:     Leonar
d F. Gorsuch
                                                                  Its:    Genera
l Partner


                                                                /s/ Leonard F.
Gorsuch


                                                                By:  Fairfield
Homes, Inc.
                                                                 Its:     Genera
l Partner

                                                                By:  Leonard F.
Gorsuch
                                                                 Its:     Presid
ent


                                                                /s/ Leonard F.
Gorsuch


GENERAL PARTNERS:                                LEONARD F. GORSUCH


                                                           /s/ Leonard F.
Gorsuch



                                                                FAIRFIELD
HOMES, INC.

                                                                By:  Leonard F.
Gorsuch
                                                                Its: President

                                                                /s/ Leonard F.
Gorsuch


WITHDRAWING ORIGINAL                        LEONARD F. GORSUCH
LIMITED PARTNERS


                                                           /s/ Leonard F.
Gorsuch


                                                           FAIRFIELD HOMES, INC.

                                                           By:  Leonard F.
Gorsuch
                                                           Its: President


                                                      /s/ Leonard F. Gorsuch



INVESTMENT LIMITED                     BOSTON CAPITAL
PARTNER:                                        TAX CREDIT FUND IV, L.P.,
                                                      A Delaware Limited
Partnership

                                                      By:  Boston Capital
Associates
                                                                 IV L.P., its
general partner

                                                      By:  C & M Associates
d/b/a
                                                                Boston Capital
Associates,
                                                                its general
partner


                                                           /s/ Bonnie Kate Fox
                                                           By:  Bonnie Kate
Fox, Attorney
                                                                    in fact for
John P. Manning,
                                                                    general
partner


SPECIAL LIMITED PARTNER:               BCTC 94, INC.


                                                      /s/ Bonnie Kate Fox
                                                      By:  Bonnie Kate Fox,
Attorney
                                                             in fact for John
P. Manning,
                                                           President